EXHIBIT 99.1

Progress Energy shareholders overwhelmingly approve merger with Duke Energy

RALEIGH, N.C. (Aug. 23, 2011) – Shareholders of Progress Energy, Inc. (NYSE: PGN) have overwhelmingly approved the proposed merger with Duke Energy (NYSE: DUK).

At a special shareholders’ meeting held this morning in Raleigh, more than 95 percent of the Progress Energy shares voted were in favor of the merger. Most votes had been cast in electronic balloting in the last several weeks, with some shareholders voting at the meeting today.

In a separate meeting in Charlotte today, Duke Energy’s shareholders also approved the merger.

Under the merger agreement announced Jan. 10, 2011, and approved today, each share of Progress Energy’s common stock will be converted into 2.6125 shares of Duke Energy common stock upon closing of the merger, to be adjusted for the reverse stock split approved by Duke Energy shareholders today.

The companies expect the merger to close by the end of the year.

“Progress Energy and Duke Energy have rich, century-long traditions of success as independent companies,” said Bill Johnson, the Progress Energy chairman, president and CEO who will become CEO and president of the combined company. “Our shareholders agree that combining them will make for an even stronger company – one equipped to meet the significant energy challenges ahead with enhanced value to our shareholders while meeting our customers’ needs reliably, affordably and in an environmentally sound manner.”

If approved by state and federal regulators, the combined company will be the country’s largest electric utility, with:

•	Approximately $65 billion in enterprise value and $37 billion in market capitalization.

•
The country’s largest regulated customer base, providing service to approximately 7.1 million electric customers in six regulated service territories – North Carolina, South Carolina, Florida, Indiana, Kentucky and Ohio.

•	Approximately 57 gigawatts of domestic generating capacity from a diversified mix of coal, nuclear, natural gas, oil and renewable resources.

•	The largest regulated nuclear fleet in the country, with 12 reactors at seven sites.

Planning for the integration of the companies is under way, with leaders from both companies assuming key management roles in the new organization.

Update on regulatory filings

The companies have made all appropriate regulatory filings and have received approval from some state and federal agencies, with others pending:

•	The companies have satisfied Federal Trade Commission and U.S. Department of Justice review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

•	The Kentucky Public Service Commission provided conditional approval of the merger application this month.

•	The Federal Communications Commission has approved the transfer of the Progress Energy licenses to Duke Energy.

•	Merger-related hearings are scheduled for Sept. 20 by the N.C. Utilities Commission.

•	A procedural schedule for the Public Service Commission of South Carolina Commission is expected shortly.

•	The Federal Energy Regulatory Commission and the Nuclear Regulatory Commission are expected to issue rulings this fall.

About Progress Energy

Progress Energy (NYSE: PGN), headquartered in Raleigh, N.C., is a Fortune 500 energy company with about 22,000 megawatts of generation capacity and approximately $10 billion in annual revenues. Progress Energy includes two major electric utilities that serve about 3.1 million customers in the Carolinas and Florida. The company has earned the Edison Electric Institute's Edison Award, the industry's highest honor, in recognition of its operational excellence, and was the first utility to receive the prestigious J.D. Power and Associates Founder's Award for customer service. The company is pursuing a balanced strategy for a secure energy future, which includes aggressive energy-efficiency programs, investments in renewable energy technologies and a state-of-the-art electricity system. Progress Energy celebrated a century of service in 2008. Visit the company’s website at www.progress-energy.com.

About Duke Energy

Duke Energy is one of the largest electric power holding companies in the United States. Its regulated utility operations serve approximately 4 million customers located in five states in the Southeast and Midwest, representing a population of approximately 11 million people. Its commercial power and international business segments own and operate diverse power generation assets in North America and Latin America, including a growing portfolio of renewable energy assets in the United States. Headquartered in Charlotte, N.C., Duke Energy is a Fortune 500 company traded on the New York Stock Exchange under the symbol DUK. More information about the company is available on the Internet at: www.duke-energy.com.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Progress Energy and Duke Energy caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy and Progress Energy, including future financial and operating results, Progress Energy’s or Duke Energy’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Duke Energy and Progress Energy shareholder approvals; the risk that Progress Energy or Duke Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of Progress Energy's and Duke Energy's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC). These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that was filed by Duke Energy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in Progress Energy’s and Duke Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither Progress Energy nor Duke Energy undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger between Duke Energy and Progress Energy, Duke Energy filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Duke Energy and Progress Energy and that also constitutes a prospectus of Duke Energy. The Registration Statement was declared effective by the SEC on July 7, 2011. Duke Energy and Progress Energy mailed the definitive joint proxy statement/prospectus to their respective shareholders on or about July 11, 2011. Duke Energy and Progress Energy urge investors and shareholders to read the Registration Statement, including the joint proxy statement/prospectus that is a part of the Registration Statement, as well as other relevant documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Duke Energy's website (www.duke-energy.com) under the heading “Investors” and then under the heading “Financials/SEC Filings.” You may also obtain these documents, free of charge, from Progress Energy's website (www.progress-energy.com) under the tab “Our Company” by clicking on “Investor Relations,” then by clicking on “Corporate Profile” and then by clicking on “SEC Filings.”

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